Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated October 21, 2016 and October 24, 2016, relating to the financial statements and financial highlights which appear in the August 31, 2016 Annual Report to Shareholders of John Hancock Funds (See Schedule of Funds), each a series of John Hancock Funds II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2016

SCHEDULE OF FUNDS

John Hancock Funds II as of August 31, 2016
John Hancock Retirement Living Through 2010 Portfolio
John Hancock Retirement Living Through 2015 Portfolio
John Hancock Retirement Living Through 2020 Portfolio
John Hancock Retirement Living Through 2025 Portfolio
John Hancock Retirement Living Through 2030 Portfolio
John Hancock Retirement Living Through 2035 Portfolio
John Hancock Retirement Living Through 2040 Portfolio
John Hancock Retirement Living Through 2045 Portfolio
John Hancock Retirement Living Through 2050 Portfolio
John Hancock Retirement Living Through 2055 Portfolio
John Hancock Retirement Living Through 2060 Portfolio
John Hancock U.S. Equity Fund
John Hancock Retirement Living Through II 2010 Portfolio
John Hancock Retirement Living Through II 2015 Portfolio
John Hancock Retirement Living Through II 2020 Portfolio
John Hancock Retirement Living Through II 2025 Portfolio
John Hancock Retirement Living Through II 2030 Portfolio
John Hancock Retirement Living Through II 2035 Portfolio
John Hancock Retirement Living Through II 2040 Portfolio
John Hancock Retirement Living Through II 2045 Portfolio
John Hancock Retirement Living Through II 2050 Portfolio
John Hancock Retirement Living Through II 2055 Portfolio
John Hancock Retirement Living Through II 2060 Portfolio
John Hancock Retirement Choices Income Portfolio (Formally known as Retirement Choices at 2015 Portfolio)
John Hancock Retirement Choices 2020 Portfolio
John Hancock Retirement Choices 2025 Portfolio
John Hancock Retirement Choices 2030 Portfolio
John Hancock Retirement Choices 2035 Portfolio
John Hancock Retirement Choices 2040 Portfolio
John Hancock Retirement Choices 2045 Portfolio

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John Hancock Retirement Choices 2050 Portfolio
John Hancock Retirement Choices 2055 Portfolio
John Hancock Retirement Choices 2060 Portfolio
John Hancock Alternative Asset Allocation Fund
John Hancock Blue Chip Growth Fund
John Hancock Emerging Markets Fund
John Hancock Equity Income Fund
John Hancock Strategic Income Opportunities Fund
John Hancock Natural Resources Fund
John Hancock Income Allocation Fund
John Hancock Global Equity Fund
John Hancock Redwood Fund
John Hancock Small Cap Value Fund
John Hancock New Opportunities Fund
John Hancock Floating Rate Income Fund
John Hancock Spectrum Income Fund
John Hancock Emerging Markets Debt Fund
John Hancock International Small Company Fund
John Hancock Active Bond Fund
John Hancock Alpha Opportunities Fund
John Hancock Asia Pacific Total Return Bond Fund
John Hancock Capital Appreciation Fund
John Hancock Capital Appreciation Value Fund
John Hancock Core Bond Fund
John Hancock Fundamental Global Franchise Fund
John Hancock Global Bond Fund
John Hancock Global Real Estate Fund
John Hancock Health Sciences Fund
John Hancock High Yield Fund
John Hancock International Growth Opportunities Fund
John Hancock International Growth Stock Fund
John Hancock International Small Cap Fund
John Hancock International Strategic Equity Allocation Fund

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John Hancock International Value Fund
John Hancock Investment Quality Bond Fund
John Hancock Lifestyle II Aggressive Portfolio
John Hancock Lifestyle II Balanced Portfolio
John Hancock Lifestyle II Conservative Portfolio
John Hancock Lifestyle II Growth Portfolio
John Hancock Lifestyle II Moderate Portfolio
John Hancock Mid Cap Stock Fund
John Hancock Mid Value Fund
John Hancock Real Estate Equity Fund
John Hancock Real Estate Securities Fund
John Hancock Real Return Bond Fund
John Hancock Science & Technology Fund
John Hancock Short Term Government Income Fund
John Hancock Small Cap Growth Fund
John Hancock Small Company Growth Fund
John Hancock Small Company Value Fund
John Hancock Strategic Equity Allocation Fund
John Hancock Total Return Fund
John Hancock U.S. High Yield Bond Fund
John Hancock U.S. Strategic Equity Allocation Fund
John Hancock Value Fund

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